UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2005

URS Corporation

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567 (Commission File No.)	94-1381538 (IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

     On May 31, 2005, URS Corporation (the “Company”) and Kent P. Ainsworth entered into an amended and restated employment agreement. A copy of the amended and restated employment agreement is filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

     On May 31, 2005, the Company and H. Thomas Hicks entered into an employment agreement. A copy of the employment agreement is filed as Exhibit 10.2 attached hereto and incorporated herein by reference.

     On May 31, 2005, the Compensation Committee of the Company’s Board of Directors authorized an increase in the base salary of Reed N. Brimhall, Vice President and Controller, to $385,000 effective immediately.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

     On May 31, 2005, the Company announced that Mr. Ainsworth, Executive Vice President and Chief Financial Officer, will retire from his duties as a Company officer effective February 28, 2006. The Company also announced that Mr. Hicks will join the Company as Vice President, Finance effective September 3, 2005. Following Mr. Ainsworth’s retirement, the Company will name Mr. Hicks as Chief Financial Officer and Mr. Ainsworth will continue to be employed as a senior advisor to the Company through February 2008.

     In addition, the Company announced that Mr. Brimhall has been given the additional formal title of Chief Accounting Officer effective immediately.

Item 7.01.	Regulation FD Disclosure.

     On May 31, 2005, the Company issued a press release announcing the retirement as a company officer of Mr. Ainsworth, the appointment of Mr. Hicks and the promotion of Mr. Brimhall. A copy of the press release, entitled “H. Thomas Hicks Joins URS as Vice President, Finance,” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 attached hereto. Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1 Amended and Restated Employment Agreement, dated May 31, 2005, between URS Corporation and Kent P.Ainsworth.

10.2 Employment Agreement, dated May 31, 2005, between URS Corporation and H. Thomas Hicks.

99.1 Press Release, dated May 31, 2005, entitled “H. Thomas Hicks Joins URS as Vice President, Finance.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION
Dated: May 31, 2005	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated May 31, 2005, between URS Corporation and Kent P. Ainsworth.

10.2	Employment Agreement, dated May 31, 2005, between URS Corporation and H. Thomas Hicks.

99.1	Press Release, dated May 31, 2005, entitled “H. Thomas Hicks Joins URS as Vice President, Finance.”